GIBRALTAR ANNOUNCES FIRST QUARTER 2024 FINANCIAL RESULTS

Net Sales: GAAP Essentially Flat, Adjusted +1.3%; EPS: GAAP +19.1%,
Adjusted +12.7%
Strong Operating Cash Flow Generation of $53.2 Million
Reaffirming 2024 Outlook for 4-9% Revenue, 12-20% EPS Growth

Buffalo, New York, May 1, 2024 - Gibraltar Industries, Inc. (Nasdaq: ROCK), a leading manufacturer and provider of products and services for the renewable energy, residential, agtech and infrastructure markets, today reported its financial results for the three-month period ended March 31, 2024.

“2024 started as we planned for the first quarter, with revenue growth in our Residential, Agtech, and Infrastructure businesses offsetting an anticipated slower start to the year in our Renewables business. Our execution and participation gains continue to leverage solid end market trends, and we continue to expect all four segments to head in the same direction in 2024, with Renewables and Agtech returning to top-line growth and driving sales growth, margin expansion and strong cash flow generation across the business,” stated Chairman and CEO Bill Bosway.
First Quarter 2024 Consolidated Results

	Three Months Ended March 31,
$Millions, except EPS	GAAP			Adjusted
	2024	2023	Change	2024	2023	Change
Net Sales	$292.5	$293.3	(0.3)%	$292.5	$288.8	1.3%
Net Income	$24.9	$21.1	18.0%	$24.5	$22.0	11.4%
Diluted EPS	$0.81	$0.68	19.1%	$0.80	$0.71	12.7%

Residential, Infrastructure and Agtech collectively generated 4.1% year-over-year net sales growth, offsetting the anticipated slower quarter in Renewables. Agtech orders that were expected to be signed in March were signed in April. As a result of this timing, consolidated first quarter backlog was down 3% versus last year.
GAAP net income increased to $24.9 million, or $0.81 per share. Adjusted net income increased 11.4% to $24.5 million, or $0.80 per share, and adjusted EPS increased 12.7%.

Adjusted measures exclude charges for restructuring initiatives, acquisition-related items, senior leadership transition costs, portfolio management actions, and the results of the Japan renewables business, which was sold on December 1, 2023, as further described in the appended reconciliation of adjusted financial measures.

First Quarter Segment Results

Renewables

	Three Months Ended March 31,
$Millions	GAAP			Adjusted
	2024	2023	Change	2024	2023	Change
Net Sales	$51.5	$59.2	(13.0)%	$51.5	$57.3	(10.1)%
Operating Income	$1.6	$2.3	(30.4)%	$2.0	$2.7	(25.9)%
Operating Margin	3.2%	3.8%	(60) bps	3.9%	4.7%	(80) bps

As expected during the quarter, adjusted net sales decreased 10.1% due to the rapid customer transition to the new 1P tracker product line, which currently has longer lead times as the supply chain ramps up capacity. Adjusted net sales exclude the results of the sale of the Japan renewables business in 2023. Backlog increased 8% versus last year, on pace with expectations as end market demand remains positive even as customers continue to await final domestic content tax credit guidance and manage project-specific permitting delays.
Adjusted operating margin decreased 80 basis points versus prior year on lower volumes and product line mix associated with the ramp up of the 1P tracker product line.

Residential

	Three Months Ended March 31,
$Millions	GAAP			Adjusted
	2024	2023	Change	2024	2023	Change
Net Sales	$185.1	$179.5	3.1%	$185.1	$179.5	3.1%
Operating Income	$34.3	$29.5	16.3%	$34.3	$29.6	15.9%
Operating Margin	18.6%	16.4%	220 bps	18.5%	16.5%	200 bps

Net sales increased 3.1%, with 2.4% organic growth driven by participation gains with new and existing customers and through additional geographic expansion in the Rocky Mountain region.

Adjusted operating margin expanded 200 basis points, driven by solid execution and effective price/cost management.

Agtech

	Three Months Ended March 31,
$Millions	GAAP			Adjusted
	2024	2023	Change	2024	2023	Change
Net Sales	$34.0	$35.9	(5.3)%	$34.0	$33.3	2.1%
Operating Income	$2.6	$2.3	13.0%	$2.7	$3.6	(25.0)%
Operating Margin	7.7%	6.5%	120 bps	8.1%	10.7%	(260) bps

Adjusted net sales increased 2.1% and new bookings accelerated significantly in April with over $40 million signed. The delay of new bookings from March to April caused quarter end backlog to be down 21% versus prior year. The Company has begun executing these new orders and expects additional bookings in the coming months.
Adjusted operating income decreased due to project start date delays and market segment mix across the business.

Infrastructure

	Three Months Ended March 31,
$Millions	GAAP			Adjusted
	2024	2023	Change	2024	2023	Change
Net Sales	$21.9	$18.7	17.1%	$21.9	$18.7	17.1%
Operating Income	$4.9	$2.7	81.5%	$4.9	$2.7	81.5%
Operating Margin	22.4%	14.5%	790 bps	22.4%	14.5%	790 bps

Net sales increased 17.1%, driven by strong execution, continued solid end market demand and market participation gains. Backlog decreased 10% as expected due to the continued progress on a large project; demand, project design and quoting remain strong, and management expects order flow to increase progressively over the course of the year.
Operating margin increased 790 basis points driven by volume, price / cost alignment, ongoing strong execution, 80/20 productivity, and improving product mix.

Business Outlook
Mr. Bosway concluded, “Our outlook for 2024 is unchanged. Our first quarter results and momentum to date in the second quarter validate our expectation for strong performance in all four segments, with Renewables and Agtech returning to top-line growth and Residential and Infrastructure positioned to continue executing well. We are focused on leveraging our operating engine for scale and driving revenue growth, continued margin expansion and strong cash flow generation.”
Gibraltar is reaffirming its full year 2024 guidance. Consolidated net sales are expected to range between $1.43 billion and $1.48 billion, compared to $1.37 billion in 2023. GAAP EPS is expected to range between $4.04 and $4.29, compared to $3.59 in 2023, and adjusted EPS is expected to range between $4.57 and $4.82, compared to $4.09 in 2023.
First Quarter 2024 Conference Call Details
Gibraltar will host a conference call today starting at 9:00 a.m. ET to review its results for the first quarter of 2024. Interested parties may access the webcast through the Investors section of the Company’s website at www.gibraltar1.com, where related presentation materials will also be posted prior to the conference call. The call also may be accessed by dialing (877) 407-3088 or (201) 389-0927. For interested individuals unable to join the live conference call, a webcast replay will be available on the Company’s website for one year.
About Gibraltar
Gibraltar is a leading manufacturer and provider of products and services for the renewable energy, residential, agtech, and infrastructure markets. Gibraltar’s mission, to make life better for people and the planet, is fueled by advancing the disciplines of engineering, science, and technology. Gibraltar is innovating to reshape critical markets in comfortable living, sustainable power, and productive growing throughout North America. For more please visit www.gibraltar1.com.

Forward-Looking Statements

Certain information set forth in this news release, other than historical statements, contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are based, in whole or in part, on current expectations, estimates, forecasts, and projections about the Company’s business, and management’s beliefs about future operations, results, and financial position. These statements are not guarantees of future performance and are subject to a number of risk factors, uncertainties, and assumptions. Actual events, performance, or results could differ materially from the anticipated events, performance, or results expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from current expectations include, among other things, the availability and pricing of our principal raw materials and component parts, supply chain challenges causing project delays and field operations inefficiencies and disruptions, the loss of any key customers, adverse effects of inflation, our ability to continue to improve operating margins, our ability to generate order flow and sales and increase backlog; our ability to translate our backlog into net sales, other general economic conditions and conditions in the particular markets in which we operate, changes in spending due to laws and government incentives, such as the Infrastructure Investment and Jobs Act, changes in customer demand and capital spending, competitive factors and pricing pressures, our ability to develop and launch new products in a cost-effective manner, our ability to realize synergies from newly acquired businesses, disruptions to IT systems, the impact of regulation (including the Department of Commerce’s solar panel anti-circumvention investigation, the Auxin Solar challenge to the Presidential waiver of tariffs and the Uyghur Forced Labor Prevention Act (UFLPA)), rebates, credits and incentives and variations in government spending and our ability to derive expected benefits from restructuring, productivity initiatives, liquidity enhancing actions, and other cost reduction actions.  Before making any investment decisions regarding our company, we strongly advise you to read the section entitled “Risk Factors” in our most recent annual report on Form 10-K which can be accessed under the “SEC Filings” link of the “Investor Info” page of our website at www.Gibraltar1.com. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by applicable law or regulation.

Adjusted Financial Measures

To supplement Gibraltar’s consolidated financial statements presented on a GAAP basis, Gibraltar also presented certain adjusted financial measures in this news release and its quarterly conference call, including adjusted net sales, adjusted operating income and margin, adjusted net income, adjusted earnings per share (EPS), free cash flow and adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA), each a non-GAAP financial measure. Adjusted net sales reflects the removal of net sales associated with our Processing business, which has been liquidated and our Japan renewables business which was sold on December 1, 2023. Adjusted net income, operating income and margin exclude special charges consisting of restructuring costs primarily associated with 80/20 simplification or lean initiatives, senior leadership transition costs, acquisition related costs, and the operating results generated by our processing business which has been liquidated and our Japan renewables business which has been sold. These special charges are excluded since they may not be considered directly related to the Company’s ongoing business operations. The aforementioned exclusions along with other adjustments to other income below operating profit are excluded from adjusted EPS. Adjusted EBITDA further excludes interest, taxes, depreciation, amortization and stock compensation expense. In evaluating its business, the Company considers and uses these non-GAAP financial measures as supplemental measures of its operating performance. Free cash flow is operating cash flow less capital expenditures and the related margin is free cash flow divided by net sales. The Company believes that the presentation of adjusted measures and free cash flow provides meaningful supplemental data to investors that are indicative of the Company’s core operating results and facilitates comparison of operating results across reporting periods as well as comparison with other companies. Adjusted EBITDA and free cash flow are also useful measures of the Company’s ability to service debt and adjusted EBITDA is one of the measures used for determining the Company’s debt covenant compliance.
Adjustments to the most directly comparable financial measures presented on a GAAP basis are quantified in the reconciliation of adjusted financial measures provided in the supplemental financial schedules that accompany this news release. These adjusted measures should not be viewed as a substitute for the Company’s GAAP results and may be different than adjusted measures used by other companies and the Company’s presentation of non-GAAP financial measures should not be construed as an inference that the Company’s future results will be unaffected by unusual or non-recurring items.
Reconciliations of non-GAAP measures related to full-year 2024 guidance have not been provided due to the unreasonable efforts it would take to provide such reconciliations due to the high variability,

complexity and uncertainty with respect to forecasting and quantifying certain amounts that are necessary for such reconciliations.

Contact:
LHA Investor Relations
Jody Burfening/Carolyn Capaccio
(212) 838-3777
rock@lhai.com

GIBRALTAR INDUSTRIES, INC.
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)
(unaudited)

	Three Months Ended March 31,
	2024	2023
Net sales	$292,506	$293,267
Cost of sales	208,118	216,338
Gross profit	84,388	76,929
Selling, general, and administrative expense	52,652	47,559
Income from operations	31,736	29,370
Interest (income) expense	(750)	1,491
Other income	(1,021)	(397)
Income before taxes	33,507	28,276
Provision for income taxes	8,561	7,177
Net income	$24,946	$21,099

Net earnings per share:
Basic	$0.82	$0.68
Diluted	$0.81	$0.68
Weighted average shares outstanding:
Basic	30,572	30,897
Diluted	30,793	31,024

GIBRALTAR INDUSTRIES, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)

	March 31, 2024	December 31, 2023
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$146,665	$99,426
Accounts receivable, net of allowance of $5,578 and $5,572, respectively	230,971	224,550
Inventories, net	137,878	120,503
Prepaid expenses and other current assets	15,205	17,772
Total current assets	530,719	462,251
Property, plant, and equipment, net	108,028	107,603
Operating lease assets	42,592	44,918
Goodwill	511,797	513,383
Acquired intangibles	124,257	125,980
Other assets	2,464	2,316
	$1,319,857	$1,256,451
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$127,533	$92,124
Accrued expenses	82,805	88,719
Billings in excess of cost	53,261	44,735
Total current liabilities	263,599	225,578
Deferred income taxes	57,106	57,103
Non-current operating lease liabilities	33,793	35,989
Other non-current liabilities	25,174	22,783
Stockholders’ equity:
Preferred stock, $0.01 par value; authorized 10,000 shares; none outstanding	—	—
Common stock, $0.01 par value; authorized 100,000 shares; 34,266 and 34,219 shares issued and outstanding in 2024 and 2023	343	342
Additional paid-in capital	335,259	332,621
Retained earnings	763,457	738,511
Accumulated other comprehensive loss	(3,078)	(2,114)
Cost of 3,797 and 3,778 common shares held in treasury in 2024 and 2023	(155,796)	(154,362)
Total stockholders’ equity	940,185	914,998
	$1,319,857	$1,256,451

GIBRALTAR INDUSTRIES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended March 31,
	2024	2023
Cash Flows from Operating Activities
Net income	$24,946	$21,099
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	6,663	6,834
Stock compensation expense	2,639	1,594
Exit activity recoveries, non-cash	(72)	(63)
Provision for (benefit of) deferred income taxes	—	(51)
Other, net	1,691	1,023
Changes in operating assets and liabilities net of effects from acquisitions:
Accounts receivable	(6,950)	(18,004)
Inventories	(17,231)	(1,586)
Other current assets and other assets	453	2,536
Accounts payable	35,455	23,077
Accrued expenses and other non-current liabilities	5,587	1,586
Net cash provided by operating activities	53,181	38,045
Cash Flows from Investing Activities
Acquisitions, net of cash acquired	—	554
Purchases of property, plant, and equipment, net	(4,366)	(2,190)
Net cash used in investing activities	(4,366)	(1,636)
Cash Flows from Financing Activities
Proceeds from long-term debt	—	11,000
Long-term debt payments	—	(50,000)
Purchase of common stock at market prices	(1,434)	(7,509)
Net cash used in financing activities	(1,434)	(46,509)
Effect of exchange rate changes on cash	(142)	(11)
Net increase (decrease) in cash and cash equivalents	47,239	(10,111)
Cash and cash equivalents at beginning of year	99,426	17,608
Cash and cash equivalents at end of period	$146,665	$7,497

GIBRALTAR INDUSTRIES, INC.
Reconciliation of Adjusted Financial Measures
(in thousands, except per share data)
(unaudited)

	Three Months Ended March 31,2024
	As Reported In GAAP Statements	Restructuring Charges	Acquisition Related Items	Portfolio Management	Adjusted Financial Measures
Net Sales
Renewables	$51,496	$—	$—	$—	$51,496
Residential	185,111	—	—	—	185,111
Agtech	34,027	—	—	—	34,027
Infrastructure	21,872	—	—	—	21,872
Consolidated sales	292,506	—	—	—	292,506

Income from operations
Renewables	1,644	269	120	—	2,033
Residential	34,346	(72)	—	—	34,274
Agtech	2,608	138	—	—	2,746
Infrastructure	4,896	—	—	—	4,896
Segments Income	43,494	335	120	—	43,949
Unallocated corporate expense	(11,758)	110	13	8	(11,627)
Consolidated income from operations	31,736	445	133	8	32,322

Interest income	(750)	—	—	—	(750)
Other (income) expense	(1,021)	—	—	1,153	132
Income before income taxes	33,507	445	133	(1,145)	32,940
Provision for income taxes	8,561	(162)	34	(21)	8,412
Net income	$24,946	$607	$99	$(1,124)	$24,528
Net income per share - diluted	$0.81	$0.02	$—	$(0.03)	$0.80

Operating margin
Renewables	3.2%	0.5%	0.2%	—%	3.9%
Residential	18.6%	—%	—%	—%	18.5%
Agtech	7.7%	0.4%	—%	—%	8.1%
Infrastructure	22.4%	—%	—%	—%	22.4%
Segments Margin	14.9%	0.1%	—%	—%	15.0%
Consolidated	10.8%	0.1%	—%	—%	11.1%

GIBRALTAR INDUSTRIES, INC.
Reconciliation of Adjusted Financial Measures
(in thousands, except per share data)
(unaudited)

	Three Months Ended March 31, 2023
	As Reported In GAAP Statements	Restructuring & Senior Leadership Transition Costs	Portfolio Management & Acquisition Related Items	Adjusted Financial Measures	Portfolio Management *	Adjusted Financial Measures *
Net Sales
Renewables	$59,205	$—	$—	$59,205	$(1,950)	$57,255
Residential	179,495	—	—	179,495	—	179,495
Agtech	35,852	—	(2,514)	33,338	—	33,338
Infrastructure	18,715	—	—	18,715	—	18,715
Consolidated sales	293,267	—	(2,514)	290,753	(1,950)	288,803

Income from operations
Renewables	2,269	(63)	32	2,238	450	2,688
Residential	29,509	114	—	29,623	—	29,623
Agtech	2,330	561	661	3,552	—	3,552
Infrastructure	2,714	—	—	2,714	—	2,714
Segments Income	36,822	612	693	38,127	450	38,577
Unallocated corporate expense	(7,452)	(19)	21	(7,450)	—	(7,450)
Consolidated income from operations	29,370	593	714	30,677	450	31,127

Interest expense	1,491	—	—	1,491	—	1,491
Other (income) expense	(397)	—	468	71	(42)	29
Income before income taxes	28,276	593	246	29,115	492	29,607
Provision for income taxes	7,177	140	41	7,358	260	7,618
Net income	$21,099	$453	$205	$21,757	$232	$21,989
Net income per share - diluted	$0.68	$0.02	$—	$0.70	$0.01	$0.71

Operating margin
Renewables	3.8%	(0.1)%	0.1%	3.8%	0.9%	4.7%
Residential	16.4%	0.1%	—%	16.5%	—%	16.5%
Agtech	6.5%	1.6%	1.9%	10.7%	—%	10.7%
Infrastructure	14.5%	—%	—%	14.5%	—%	14.5%
Segments Margin	12.6%	0.2%	0.2%	13.1%	0.3%	13.4%
Consolidated	10.0%	0.2%	0.2%	10.6%	0.2%	10.8%

* Recast to exclude sale of Japan-based solar racking business within the Renewables segment.

GIBRALTAR INDUSTRIES, INC.
Reconciliation of Adjusted Financial Measures
(in thousands, except per share data)
(unaudited)

	Twelve Months Ended December 31, 2023
	As Reported In GAAP Statements	Restructuring Charges	Portfolio Management & Acquisition Related Items	Adjusted Financial Measures	Portfolio Management *	Adjusted Financial Measures *
Net Sales
Renewables	$330,738	$—	$—	$330,738	$(11,724)	$319,014
Residential	814,803	—	—	814,803	—	814,803
Agtech	144,967	—	(4,059)	140,908	—	140,908
Infrastructure	87,228	—	—	87,228	—	87,228
Consolidated sales	1,377,736	—	(4,059)	1,373,677	(11,724)	1,361,953

Income from operations
Renewables	30,160	9,394	968	40,522	(1,252)	39,270
Residential	143,068	4,811	12	147,891	—	147,891
Agtech	(928)	3,918	4,156	7,146	—	7,146
Infrastructure	18,529	—	—	18,529	—	18,529
Segments Income	190,829	18,123	5,136	214,088	(1,252)	212,836
Unallocated corporate expense	(40,100)	(51)	389	(39,762)	—	(39,762)
Consolidated income from operations	150,729	18,072	5,525	174,326	(1,252)	173,074

Interest expense	3,002	—	—	3,002	—	3,002
Other (income) expense	(1,265)	—	1,625	360	(183)	177
Income before income taxes	148,992	18,072	3,900	170,964	(1,069)	169,895
Provision for income taxes	38,459	4,583	1,382	44,424	(322)	44,102
Net income	$110,533	$13,489	$2,518	$126,540	$(747)	$125,793
Net income per share - diluted	$3.59	$0.43	$0.09	$4.11	$(0.02)	$4.09

Operating margin
Renewables	9.1%	2.8%	0.3%	12.3%	—%	12.3%
Residential	17.6%	0.6%	—%	18.2%	—%	18.2%
Agtech	(0.6)%	2.7%	2.8%	5.1%	—%	5.1%
Infrastructure	21.2%	—%	—%	21.2%	—%	21.2%
Segments Margin	13.9%	1.3%	0.4%	15.6%	—%	15.6%
Consolidated	10.9%	1.3%	0.4%	12.7%	—%	12.7%

* Recast to exclude sale of Japan-based solar racking business within the Renewables segment.

GIBRALTAR INDUSTRIES, INC.
Reconciliation of Adjusted Financial Measures
(in thousands)
(unaudited)

	Three Months Ended March 31,2024
	Consolidated	Renewables	Residential	Agtech	Infrastructure

Adjusted Net Sales	$292,506	$51,496	$185,111	$34,027	$21,872

Net Income	24,946
Provision for Income Taxes	8,561
Interest Income	(750)
Other Income	(1,021)
Operating Profit	31,736	1,644	34,346	2,608	4,896
Adjusted Measures*	586	389	(72)	138	—
Adjusted Operating Profit	32,322	2,033	34,274	2,746	4,896
Adjusted Operating Margin	11.1%	3.9%	18.5%	8.1%	22.4%
Adjusted Other Expense	132	—	—	—	—
Depreciation & Amortization	6,663	1,900	2,591	830	745
Stock Compensation Expense	2,639	215	413	94	54
Adjusted EBITDA	$41,492	$4,148	$37,278	$3,670	$5,695

Adjusted EBITDA Margin	14.2%	8.1%	20.1%	10.8%	26.0%

Cash Flow - Operating Activities	53,181
Purchase of PPE, Net	(4,366)
Free Cash Flow	48,815
Free Cash Flow - % of Adjusted Net Sales	16.7%

*Adjusted Measures details are presented on the corresponding Reconciliation of Adjusted Financial Measures

GIBRALTAR INDUSTRIES, INC.
Reconciliation of Adjusted Financial Measures
(in thousands)
(unaudited)

	Three Months Ended March 31, 2023
	Consolidated	Renewables	Residential	Agtech	Infrastructure

Adjusted Net Sales*	$288,803	$57,255	$179,495	$33,338	$18,715

Net Income	21,099
Provision for Income Taxes	7,177
Interest Expense	1,491
Other Income	(397)
Operating Profit	29,370	2,269	29,509	2,330	2,714
Adjusted Measures*	1,757	419	114	1,222	—
Adjusted Operating Profit	31,127	2,688	29,623	3,552	2,714
Adjusted Operating Margin	10.8%	4.7%	16.5%	10.7%	14.5%
Adjusted Other Expense**	35	—	—	—	—
Depreciation & Amortization**	6,834	2,179	2,493	954	780
Less: Japan Depreciation & Amortization	(195)	(195)	—	—	—
Adjusted Depreciation & Amortization	6,639	1,984	2,493	954	780
Stock Compensation Expense	1,594	214	298	153	47
Adjusted EBITDA Recast**	$39,325	$4,886	$32,414	$4,659	$3,541

Adjusted EBITDA Margin Recast**	13.6%	8.5%	18.1%	14.0%	18.9%

Adjusted EBITDA Previously Reported	$39,028	$4,631	$32,414	$4,659	$3,541
Adjusted EBITDA Margin Previously Reported	13.4%	7.8%	18.1%	14.0%	18.9%

Cash Flow - Operating Activities	38,045
Purchase of PPE, Net	(2,190)
Free Cash Flow	35,855
Free Cash Flow - % of Adjusted Net Sales	12.3%

*Details of recast amounts for the sale of the Japan based solar racking business within the Renewables segment are presented on corresponding Reconciliation of Adjusted Financial Measures
**Recast to exclude sale of Japan based solar racking business within the Renewables segment

GIBRALTAR INDUSTRIES, INC.
Reconciliation of Adjusted Financial Measures
(in thousands)
(unaudited)

	Twelve Months Ended December 31, 2023
	Consolidated	Renewables	Residential	Agtech	Infrastructure

Adjusted Net Sales*	$1,361,953	$319,014	$814,803	$140,908	$87,228

Net Income	110,533
Provision for Income Taxes	38,459
Interest Expense	3,002
Other Income	(1,265)
Operating Profit	150,729	30,160	143,068	(928)	18,529
Adjusted Measures*	22,345	9,110	4,823	8,074	—
Adjusted Operating Profit	173,074	39,270	147,891	7,146	18,529
Adjusted Operating Margin	12.7%	12.3%	18.2%	5.1%	21.2%
Adjusted Other Expense**	228	—	—	—	—
Depreciation & Amortization**	27,378	8,670	10,079	3,790	3,137
Less: Japan Depreciation & Amortization	(676)	(676)	—	—	—
Adjusted Depreciation & Amortization	26,702	7,994	10,079	3,790	3,137
Stock Compensation Expense	9,750	881	1,633	197	289
Adjusted EBITDA Recast**	$209,298	$48,145	$159,603	$11,133	$21,955

Adjusted EBITDA Margin Recast**	15.4%	15.1%	19.6%	7.9%	25.2%

Adjusted EBITDA Previously Reported	$211,043	$50,073	$159,603	$11,133	$21,955
Adjusted EBITDA Margin Previously Reported	15.4%	15.1%	19.6%	7.9%	25.2%

Cash Flow - Operating Activities	218,476
Purchase of PPE, Net	(13,906)
Free Cash Flow	204,570
Free Cash Flow - % of Adjusted Net Sales	14.9%

*Details of recast amounts for the sale of the Japan based solar racking business within the Renewables segment are presented on corresponding Reconciliation of Adjusted Financial Measures
**Recast to exclude sale of Japan based solar racking business within the Renewables segment